EXHIBIT 99.1

                                  CERTIFICATION


     To my knowledge, this Report on Form 10-Q for the quarter ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of Tri-County Financial Corporation.



                               By: /s/ Michael L. Middleton
                                   ---------------------------------------------
                                   Michael L. Middleton
                                   President and Chief Executive Officer



                               By: /s/ William J. Pasenelli
                                   ---------------------------------------------
                                   William J. Pasenelli
                                   Executive Vice President and Chief Financial Officer

Date:  August 13, 2002